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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): October 16, 2008
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Commission File Number 000-25375

VIGNETTE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	74-2769415 (IRS Employer Identification No.)
1301 South MoPac Expressway Austin, Texas 78746 (Address of Principal Executive Offices, Including Zip Code)

(512) 741-4300
(Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 16, 2008, Alex Shootman announced an intention to resign as SVP, Worldwide Sales and Services of Vignette Corporation (the Company).   Such resignation was not due to any disagreement with the Company on any matter relating to the Company's operations, policies or practice, but rather to pursue other interests.

Mr. Shootman will remain with the Company in a transitional role until no later than November 14, 2008 at which time his resignation will become effective.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
VIGNETTE CORPORATION
Dated: October 20, 2008	By:	/s/ T. Patrick Kelly T. Patrick Kelly Chief Financial Officer